EXHIBIT 10.2

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of June __, 2006, among NEPHROS, INC., a Delaware corporation (the “Company”), and holders of securities of the Company listed as Investors on Schedule 1 (collectively, the “Holders”).

WHEREAS, the Holders are the beneficial owners of certain securities issued by the Company; and

WHEREAS, the Company and the Holders deem it to be in their respective best interests to set forth the rights of the Holders in connection with Registrable Securities (as defined below).

NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth, the Company and the Holders, intending legally to be bound, hereby agree as follows.

Section 1.    Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” of any person means any other person who either directly or indirectly is in control of, is controlled by, or is under common control with such person.

“Business Day” shall mean any Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in The City of New York are authorized by law, regulation or executive order to close.

“Common Stock” shall mean the common stock, par value $0.001 per share, of the Company.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended (or any similar successor federal statute), and the rules and regulations thereunder, as the same are in effect from time to time.

“Holder” shall have the meaning assigned to such term in the preamble hereof.

“Other Securities” shall mean at any time those shares of Common Stock which do not constitute Primary Securities or Registrable Securities.

“Person” shall mean an individual, partnership, corporation, limited liability company, joint venture trust or unincorporated organization, a government or agency or political subdivision thereof or any other entity.

“Primary Securities” shall mean at any time the authorized but unissued shares of Common Stock and shares of Common Stock held by the Company in its treasury.

“Prospectus” shall mean the prospectus included in any Registration Statement, as amended or supplemented by a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

“Registrable Securities” shall mean (i) shares of Common Stock issuable upon conversion of 6% Secured Convertible Notes due 2012 of the Company or exercise of Warrants issued pursuant to 6% Secured Convertible Notes due 2012 of the Company, (ii) any other shares of Common Stock that are designated as such by the Board of Directors of the Company and are issued, or issuable upon conversion or exercise of securities issued, to a Person that executes a counterpart signature page hereto in substantially the form attached hereto as Exhibit A which counterpart is then countersigned by the Company, and (iii) any other securities issued as a result of, or in connection with, any stock dividend, stock split or reverse stock split, combination, recapitalization, reclassification, merger or consolidation, exchange or distribution in respect of the Common Stock referred to above.

“Registration Statement” shall mean any registration statement which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included therein, all amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

“Restricted Securities” shall have the meaning set forth in Section 2 hereof.

“Rule 144” shall mean Rule 144 promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto that may be promulgated by the SEC.

“Rule 415” shall mean Rule 415 promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto that may be promulgated by the SEC.

“Rule 903” shall mean Rule 903 promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto that may be promulgated by the SEC.

“Rule 904” shall mean Rule 904 promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto that may be promulgated by the SEC.

“SEC” shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

“Securities Act” shall mean the Securities Act of 1933, as amended (or any similar successor federal statute), and the rules and regulations thereunder, as the same are in effect from time to time.

“Series D Restricted Shares” shall mean shares of Common Stock issued upon conversion of the Company’s previously existing Series D Convertible Preferred Stock, $.001 par value per share, or any other securities of the Company issued from time to time to the holders thereof or their successors or assignees.

“Underwritten Offering” shall mean a registered offering in which securities of the Company are sold to an underwriter for reoffering to the public.

Section 2.    Securities Subject to this Agreement. The securities entitled to the benefits of this Agreement are the Registrable Securities but, with respect to any particular Registrable Security, only so long as such security continues to be a Restricted Security. A Registrable Security that has ceased to be a Restricted Security cannot thereafter become a Restricted Security. As used herein, a Restricted Security shall cease to be a Restricted Security when: (i) it has been registered under the Securities Act, the registration statement in connection therewith has been declared effective and it has been disposed of pursuant to such effective registration statement; (ii) it is eligible to be sold or distributed pursuant to Rule 144 within any consecutive three month period (including, without limitation, Rule 144(k)) without volume limitations; or (iii) they shall have ceased to be outstanding.

Section 3.    Demand Registration.

(a)    Demand

(i)    Upon the written request of a Holder or Holders of a majority of the then outstanding Registrable Securities requesting that the Company effect a registration under the Securities Act of Registrable Securities (a “Demand”), the Company will use its reasonable efforts to effect, as expeditiously as reasonably possible, and in any case to file a Registration Statement pursuant to this Section 3 within 90 Business Days of delivery of a Demand, the registration (the “Demand Registration”) under the Securities Act of the Registrable Securities which the Company has been so requested to register by such Holders of the Registrable Securities; provided, however, that the Company shall not be obligated to effect more than two (2) Demand Registrations pursuant to this Section 3(a)(i). Except as provided in Section 3(a)(v), a registration will not count as a requested registration under this Section 3(a)(i) unless and until the registration statement relating to such registration has been declared effective by the Commission at the request of the initiating Holders and remained effective for the Registration Period.

(ii)    The Company shall not be obligated to effect any Demand Registration the anticipated aggregate offering price of which, net of underwriting discounts and commissions, if any, would not equal or exceed $3,000,000.

(iii)    Anything to the contrary in this Agreement notwithstanding, the Company’s obligation to effect the Demand Registration, as described in paragraph 3(a)(i) shall be deemed to have been met in the event that the Company has filed any Registration Statement on or before the effectiveness of Demand pursuant to which the

Holders were given the opportunity to have 90% or more of the then outstanding Registrable Securities registered for sale.

(iv)    Upon receipt of any request for registration pursuant to this Section 3 from any Holders of Registrable Securities, the Company shall, within 10 Business Days give written notice of such request to all other Holders. The Company shall include in the requested registration all Registrable Securities requested to be included by such of the other Holders who shall make such request by written notice to the Company delivered within 10 Business Days of their receipt of the Company’s notice. If the Company shall receive a request for inclusion in the registration of the Registrable Securities of additional Holders, it shall promptly so inform the Holders who made the initial request for registration.

(v)    A Holder or Holders requesting a registration pursuant to Section 3(a)(i) may, at any time prior to the effective date of the Registration Statement relating to such registration, revoke such request by providing a written notice to the Company revoking such request. If a Holder or Holders shall revoke any demand for registration made pursuant to Section 3(a)(i) or such Demand Registration otherwise fails to become effective primarily as a result of any action or inaction by the Holder or Holders, such Holder or Holders, at their option, shall either pay all Registration Expenses with respect to such revoked demand or count such revoked demand as the completed Company-paid demand for registration to which Holders are entitled pursuant to Section 3(a)(i).

(b)    Effectiveness of Registration Statement. The Company agrees to use its reasonable best efforts (i) to cause the Registration Statement relating to any Demand Registration pursuant to this Section 3 to become effective as promptly as practicable and (ii) thereafter to keep such Registration Statement effective continuously for the period specified in the next succeeding paragraph (the “Registration Period”).

A Demand Registration requested pursuant to this Section 3 will not be deemed to have been effected unless the Registration Statement relating thereto has become effective under the Securities Act and remained effective (except as otherwise permitted under this Agreement) for a period ending on the earlier of (i) one hundred eighty (180) days following the effective date of such Registration Statement (subject to extension as provided in Subsection 6(b) and Subsection 7(b)) and (ii) the date on which all Registrable Securities covered by such Registration Statement have been sold and the distribution contem-plated thereby has been completed.

Notwithstanding the foregoing, at the Company’s election, the Company may cease to keep such registration, qualification or compliance effective with respect to any Registrable Securities, and the registration rights of a Holder shall expire, at such time as the Holder may sell under Rule 144(k) under the Securities Act (or other exemption from registration acceptable to the Company) in a three-month period all Registrable Securities then held by such Holder.

The Company shall be entitled to effect such registration on any available form and, if the Company is initially required to file such Registration Statement on Form S-1, the

Holders agree to cooperate fully to assist the Company in converting such Registration Statement on Form S-1 to a Registration Statement on Form S-3 when such Form S-3 is available for use by the Company.

(c)    Inclusion of Other Securities. The Company, and any other holder of the Company’s securities who has registration rights, may include its securities in any Demand Registration effected pursuant to Section 3(a)(i); provided, however, that if the managing underwriter or underwriters of a proposed Underwritten Offering contemplated thereby advise the Holder or Holders in writing that the total amount or kind of securities which the Company or any such holder intends to include in such proposed public offering is sufficiently large to adversely affect the success of the proposed public offering requested by the Holder or Holders exercising their rights under Section 3(a)(i) (the “Demanding Holders”), then the amount or kind of securities to be offered for the account of the Company shall be reduced to the extent necessary to reduce the total amount or kind of securities to be included in such proposed public offering to the amount or kind recommended by such managing underwriter or underwriters; provided, further, that if such managing underwriter or underwriters advise the Holder or Holders in writing that the total amount or kind of securities which the Holders (other than the Demanding Holders) or other Persons holding registration rights similar to the rights of Holders under this Agreement (together with the Holders, the “Registration Rights Holders”) intend to include in such proposed public offering is sufficiently large, even without any securities for the account of the Company, to adversely affect the success of the proposed public offering requested by the Demanding Holders, then the amount or kind of securities to be offered for the account of the Registration Rights Holders (other than the Demanding Holders) shall be reduced pro rata, in accordance with the respective numbers of shares such Registration Rights Holders (other than the Demanding Holders) had requested to include in such proposed public offering; and provided, further, that if such managing underwriter or underwriters advise the Holder or Holders in writing that the total amount or kind of securities which the Demanding Holders intend to include in such proposed public offering is sufficiently large, even without any additional securities, to adversely affect the success of the proposed public offering requested by such Demanding Holders, then the amount or kind of securities to be offered for the account of the Demanding Holders shall be reduced pro rata, in accordance with the respective numbers of shares such Demanding Holders had requested to include in such proposed public offering.

Section 4.    Piggyback Registration.

(a)    If the Company at any time proposes to file a registration statement with respect to any Primary Securities or Other Securities (other than in connection with a Registration Statement on Form S-4 or S-8 (or any successor or substantially similar form), or of (i) an employee stock option, stock purchase or compensation plan or of securities issued or issuable pursuant to any such plan, or (ii) a dividend reinvestment plan), then the Company shall in each case give written notice of such proposed filing to the Holder of Registrable Securities at least thirty (30) days before the anticipated filing date of any such registration statement by the Company, and such notice shall offer to the Holder the opportunity to have any or all of the Registrable Securities held by the Holder included in such registration statement. The Holder of Registrable Securities desiring to have its Registrable Securities registered under this Section 4 shall so advise the Company in writing within twenty (20) days after the date such notice is given (which request shall set forth the amount of Registrable Securities for which registration is requested), and the Company shall use its best reasonable efforts to include in such Registration Statement all such Registrable Securities so requested to be included therein.

(b)    Notwithstanding the foregoing, if the managing underwriter or underwriters of any such proposed public offering advise the Company that the total amount or kind of securities which the Holder of Registrable Securities, the Company and any other persons or entities intended to be included in such proposed public offering is sufficiently large to adversely affect the success of such proposed public offering, then the amount or kind of securities to be offered for the account of the Holder of Registrable Securities shall be included in the following order:

(i)    If the Company proposed to register Primary Securities:

(A)    first, the Primary Securities;

(B)    second, the Series D Restricted Shares requested by the holders thereof to be included in such registration (or, if necessary, such Series D Restricted Shares pro rata among the holders thereof based upon the number of such Series D Restricted Shares requested to be registered by each such holder); and

(C)     third, the Registrable Securities that are not Series D Restricted Shares requested by the holders thereof to be included in such registration, together with Other Securities held by parties exercising similar piggy-back registration rights (or if necessary, such Registrable Securities and Other Securities pro rata among the holders thereof based upon the number of such Registrable Securities that are not Series D Restricted Shares and Other Securities requested to be registered by each such holder).

(ii)    If the Company proposed to register Other Securities:

(A)    first, the Other Securities requested to be included in such registration by holders exercising such demand registration rights;

(B)    second, the Series D Restricted Shares requested by the holders thereof to be included in such registration (or, if necessary, such Series D Restricted Shares pro rata among the holders thereof based upon the number of such Series D Restricted Shares requested to be registered by each such holder); and

(C)    third, the Registrable Securities that are not Series D Restricted Shares requested by the holders thereof to be included in such registration, together with Other Securities held by parties exercising similar piggy-back registration rights (or if necessary, such Registrable Securities and Other Securities pro rata among the holders thereof based upon the number of such Registrable

Securities that are not Series D Restricted Shares and Other Securities requested to be registered by each such holder).

Anything to the contrary in this Agreement notwithstanding, the Company may withdraw or postpone a Registration Statement referred to herein at any time before it becomes effective or withdraw, postpone or terminate the offering after it becomes effective without obligation to the Holder of the Registrable Securities.

(c)    In connection with its obligation under this Section 4, the Company will (i) furnish to the Holder of Registrable Securities without charge, at least one copy of any effective Registration Statement and any post-effective amendments thereto, including financial statements and schedules, and, if the Holder so requests in writing, all documents incorporated therein by reference and all exhibits (including those incorporated by reference) in the form filed with the SEC; and (ii) deliver to the Holder of Registrable Securities and the underwriters, if any, without charge, as many copies of the then effective Prospectus (including each prospectus subject to completion) and any amendments or supplements thereto as such Persons may reasonably request.

(d)    As a condition to the inclusion of its Registrable Securities, Holder shall furnish to the Company such information regarding the Holder and the distribution proposed by the Holder as the Company may request in writing or as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

(e)    Holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event that, in the good faith judgment of the Company’s Board of Directors, requires the suspension of the Holder’s rights under this Section 4, the Holder will forthwith discontinue disposition of Registrable Securities pursuant to the then current Prospectus until the Holder is advised in writing by the Company that the use of the Prospectus may be resumed. If the Company shall have given any such notice during a period when a Registration Statement is in effect, the Company shall extend the period during which such registration statement shall be maintained effective pursuant to this Agreement by the number of days during which any such disposition of Registrable Securities is discontinued pursuant to this Agreement. If so directed by the Company, on the happening of such event, the Holder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in the Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

(f)    Holder hereby covenants with the Company (i) not to make any sale of the Registrable Securities without effectively causing the prospectus delivery requirements under the Securities Act to be satisfied, and (ii) if such Registrable Securities are to be sold by any method or in any transaction other than on a national securities exchange, the Nasdaq National Market, Nasdaq SmallCap Market or in the over-the-counter market, in privately negotiated transactions, or in a combination of such methods, to notify the Company at least 5 Business Days prior to the date on which the Holder first offers to sell any such Registrable Securities.

(g)    Holder acknowledges and agrees that the Registrable Securities sold pursuant to the Registration Statement described in this Agreement are not transferable on the books of the Company unless the stock certificate submitted to the transfer agent evidencing such Registrable Securities is accompanied by a certificate reasonably satisfactory to the Company to the effect that (i) the Registrable Securities have been sold in accordance with such Registration Statement and (ii) the requirement of delivering a current Prospectus has been satisfied.

(h)    Holder shall not take any action with respect to any distribution deemed to be made pursuant to such Registration Statement, which would constitute a violation of Regulation M under the Exchange Act, or any other applicable rule, regulation or law.

(i)    Upon the expiration of the effectiveness of any Registration Statement, the Holder of Registrable Securities included in the Registration Statement shall discontinue sales of shares pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such Registration Statement which remain unsold, and the Holder shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

(j)    In the case of the registration of any underwritten primary offering initiated by the Company (other than any registration by the Company on Form S-4 or Form S-8 (or any successor or substantially similar form), or of (i) an employee stock option, stock purchase or compensation plan or of securities issued or issuable pursuant to any such plan, or (ii) a dividend reinvestment plan) or any underwritten secondary offering initiated at the request of a holder of securities of the Company pursuant to registration rights granted by the Company, Holder agrees not to effect any public sale or distribution of securities of the Company, except as part of such underwritten registration, during the period beginning fifteen (15) days prior to the closing date of such underwritten offering and during the period ending ninety (90) days after such closing date (or such longer period as may be reasonably requested by the Company or by the managing underwriter or underwriters).

(k)    Anything to the contrary contained in this Agreement notwithstanding, when, in the opinion of counsel for the Company, registration of the Registrable Securities is not required by the Securities Act, in connection with a proposed sale of such Registrable Securities, the Holder shall have no rights pursuant to this Agreement. In furtherance and not in limitation of the foregoing, Holder shall have no rights pursuant to this Agreement at such time as all of Holder’s Registrable Securities may be sold in a three-month period pursuant to Rule 144.

Section 5.    Form S-3 Registration

(a)    Each Holder (an “Initiating Form S-3 Holder”) may request at any time that the Company file a Registration Statement under the Securities Act on Form S-3 (or similar or successor form) (a “Form S-3 Registration”) covering the sale or other distribution of all or any portion of the Registrable Securities held by such Initiating Form S-3 Holder pursuant to Rule 415 under the Securities Act (a “Form S-3 Demand”) if (i) the reasonably anticipated aggregate offering price, net of underwriting discounts and commissions, if any, would equal or exceed $3,000,000 and (ii) the Company is a registrant qualified to use Form S-3 (or any similar or successor form) to register such Registrable Securities. If such conditions are met, then the Company shall file the requested Registration Statement within ninety (90) Business Days after receiving a Form S-3 Demand and shall use its reasonable best efforts to cause the same to be declared effective by the SEC as promptly as practicable after such filing. The Company shall be required to maintain the effectiveness of such Form S-3 Registration for as long as there are Registrable Securities registered thereunder. Notwithstanding the foregoing, if the Company shall furnish to the Initiating Form S-3 Holders a certificate signed by the Chief Executive Officer and Chief Financial Officer of the Company stating that in the good faith opinion of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Registration Statement to be filed and that it is therefore essential to defer the filing of the Registration Statement (a “Valid Business Reason”), the Company shall have the right to delay or defer taking action with respect to filing an S-3 Registration Statement for a period of 90 Business Days after receipt of the Form S-3 Demand; provided, however, that such right to delay or defer a Form S-3 Demand shall be exercised by the Company not more than once in any 12 month period, and the Company shall only have the right to delay a Form S-3 Demand so long as such Valid Business Reason exists.

(b)    Holders shall have the right to request an unlimited number of Form S-3 Demands.

(c)    Upon receipt of any Form S-3 Demand, the Company shall promptly (but in any event within 10 Business Days) give written notice of such proposed Form S-3 Registration to all other Holders, who shall have the right, exercisable by written notice to the Company within 10 Business Days of their receipt of the Company’s notice, to elect to include in such Form S-3 Registration such portion of their Registrable Securities as they may request.

(d)    The Company, and any other holder of the Company’s securities who has registration rights, may include its securities in any Form S-3 Registration effected pursuant to Section 5(a); provided, however, that if the managing underwriter or underwriters of a proposed Underwritten Offering contemplated thereby advise the Holder or Holders in writing that the total amount or kind of securities which the Company or any such holder intends to include in such proposed public offering is sufficiently large to adversely affect the success of the proposed public offering requested by the Holder or Holders exercising their rights under this Section 5 (the “Form S-3 Demanding Holders”), then the amount or kind of securities to be offered for the account of the Company shall be reduced to the extent necessary to reduce the total amount or kind of securities to be included in such proposed public offering to the amount or kind recommended by such managing underwriter or underwriters; provided, further, that if such managing underwriter or underwriters advise the Holder or Holders in writing that the total amount or kind of securities which the Holders (other than the Form S-3 Demanding Holders) or the Registration Rights Holders intend to include in such proposed public offering is sufficiently large, even without any securities for the account of the Company, to adversely affect the success of the proposed public offering requested by the Form S-3 Demanding Holders, then the amount or kind of securities to be offered for the account of the Registration Rights Holders (other than the Form S-3 Demanding Holders) shall be reduced pro rata, in accordance with the respective numbers of shares such Registration Rights Holders (other than the Form S-3 Demanding Holders) had requested to include in such proposed public offering; and provided, further, that if such managing underwriter or underwriters advise the Holder or Holders in writing that the total amount or kind of securities which the Form S-3 Demanding Holders intend to include in such proposed public offering is sufficiently large, even without any additional securities, to adversely affect the success of the proposed public offering requested by such Form S-3 Demanding Holders, then the amount or kind of securities to be offered for the account of the Form S-3 Demanding Holders shall be reduced pro rata, in accordance with the respective numbers of shares such Form S-3 Demanding Holders had requested to include in such proposed public offering.

(e)    Notwithstanding the foregoing, at the Company’s election, the Company may cease to keep such registration, qualification or compliance effective with respect to any Registrable Securities registered pursuant to this Section 5, and the registration rights of a Holder shall expire, at such time as the Holder may sell under Rule 144(k) under the Securities Act (or other exemption from registration acceptable to the Company) in a three-month period all Registrable Securities then held by such Holder.

Section 6.    Registration Expenses. All expenses incident to the Company’s performance of or compliance with this Agreement will be borne by the Company, regardless of whether a Registration Statement becomes effective, including, without limitation: (i) all registration and filing fees; (ii) all reasonable fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all reasonable expenses of printing (including printing Prospectuses), messenger and delivery services and telephone; (iv) all reasonable fees and disbursements of counsel for the Company; (v) all applications and filing fees in connection with listing the Registrable Securities on a national securities exchange or automated quotation system pursuant to the requirements hereof; and (vi) all reasonable fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance). Notwithstanding anything in this Section 6 to the contrary, the Company shall not be required to pay any underwriting discounts, commissions or transfer taxes, if any, relating to the sale or disposition of any Holder’s Restricted Securities.

The Company will, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any person, including special experts, retained by the Company.

Section 7.    Indemnification.

(a)    Indemnification by the Company. To the extent permitted by law, the Company shall indemnify each Holder of the Registrable Securities and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which any registration has been effected pursuant to this Agreement, against all claims, losses, damages and liabilities (or action, in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Subsection 7(c) below), arising out of or based on any untrue statement of a material fact contained in any Registration Statement, Prospectus or offering circular, or any amendment or supplement thereof, incident to any such registration, or based on any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, and shall reimburse each Holder of the Registrable Securities and each person controlling such Holder, for legal and other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred; provided, that the Company shall not be liable in any such case to the extent that any untrue statement or omission is made in reliance upon and in conformity with information furnished to the Company by or on behalf of any Holder and stated to be specifically for use in preparation of such Registration Statement, Prospectus or offering circular; provided, further, that the Company shall not be liable in any such case where the claim, loss, damage or liability arises out of, or is related to, the failure of any Holder to comply with the covenants and agreements contained in this Agreement. The foregoing indemnity is subject to the condition that, insofar as it relates to any such untrue statement or alleged untrue statement or omission or alleged omission made in the preliminary Prospectus but eliminated or remedied in the amended Prospectus on file with the SEC at the time the Registration Statement becomes effective or in the amended Prospectus filed with the SEC pursuant to Rule 424(b) of the Securities Act or in the Prospectus subject to completion and term sheet under Rule 434 of the Securities Act, which together meet the requirements of Section 10(a) of the Securities Act (the “Final Prospectus”), such indemnity shall not inure to the benefit of any such Holder or any such controlling person. The Company will also indemnify underwriters participating in the distribution, their officers, directors, employees, partners and agents, and each Person who controls such underwriters (within the meaning of the Securities Act), to the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities, if so requested.

(b)    Indemnification by Holders of Registrable Securities. In connection with any Registration Statement in which a Holder of Registrable Securities is participating, each such Holder will furnish to the Company in writing such information and affidavits as the Company requests for use in connection with any such Registration Statement or Prospectus. Each Holder will severally, if Registrable Securities held by such Holder are included in the securities as to which such registration is being effected, indemnify the Company, each of its directors and officers, each underwriter of the Registrable Securities, each other Holder whose Securities are included in such Registration Statement and each person who controls any of the foregoing Persons within the meaning of Section 15 of the Securities Act (collectively, “Holder Indemnitees”), against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Subsection 7(c) below), arising out of, or based on, any untrue statement of a material fact contained in any Registration Statement, Prospectus or offering circular, or any amendment or supplement thereof, incident to any such registration, or based on any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, and will reimburse the Holder Indemnitees for reasonable legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred, in each case to the extent, but only to the extent, that such untrue statement or omission is made in reliance upon and in conformity with written information and/or affidavits furnished to the Company by or on behalf of such Holder; provided, that the indemnity shall not apply to the extent that such claim, loss, damage or liability results from the fact that a current copy of the Prospectus was not made available to the Holders and such current copy of the Prospectus would have cured the defect giving rise to such loss, claim, damage or liability. The foregoing indemnity is subject to the condition that, insofar as it relates to any such untrue statement or alleged untrue statement or omission or alleged omission made in the preliminary Prospectus but eliminated or remedied in the Final Prospectus, such indemnity shall not inure to the benefit of any Holder Indemnitee. The Holder Indemnitees shall be entitled to receive indemnities from underwriters participating in the distribution, to the same extent as provided above, with respect to information furnished in writing by such underwriters specifically for inclusion in any Registration Statement, Prospectus or offering circular.

(c)    Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel of such indemnifying party’s choice; provided, however, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (A) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to the indemnified party in a timely manner or (B) a written opinion of counsel reasonably acceptable to the indemnifying party, asserts that a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the indemnified Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). The indemnifying party will not be subject to any liability for any settlement made without its consent. No indemnified party will be required to consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of the claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim.

(d)    Contribution. If for any reason the indemnification provided for in Subsection 7(a) or Subsection 7(b) is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by Subsection 7(a) and Subsection 7(b), then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party and the indemnified party, but also the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentations.

Section 8.    Participation in Underwritten Registrations.

(a)    The determination of whether any offering of Registrable Securities will be an Underwritten Offering shall be made in good faith judgment of the Board of Directors of the Company. In the event that the Board of Directors of the Company determines that such offering shall be an Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Company.

(b)    No Person may participate in any Underwritten Offering hereunder unless such Person (i) agrees to sell such Person’s Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements. Nothing in this Section 8 shall be construed to create any additional rights regarding the registration of Registrable Securities in any Person otherwise than as set forth herein.

Section 9.    Rule 144. The Company agrees with the Holder, for so long as any Restricted Securities remain outstanding and during any period in which the Company (i) is not subject to Section 13 or 15(d) of the Exchange Act, to make available, upon request of the Holder in connection with any sale thereof and any prospective purchaser of such Restricted Securities designated by the Holder, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Restricted Securities pursuant to Rule 144A, and (ii) is subject to Section 13 or 15(d) of the Exchange Act, to use reasonable efforts to make all filings required thereby in a timely manner in order to permit resales of such Restricted Securities pursuant to Rule 144.

Section 10.    Legend. Each Holder consents to the placing of the following legend on all certificates representing shares of Registrable Securities and on any certificate issued at any time in exchange or substitution for any certificate bearing such legend, for so long as the securities represented thereby are Registrable Securities:

THIS CERTIFICATE IS ISSUED SUBJECT TO THE PROVISIONS OF A REGISTRATION RIGHTS AGREEMENT, AND ANY TRANSFEREE OF THIS CERTIFICATE OR OF THE SHARES REPRESENTED BY IT SHALL BE BOUND BY THE PROVISIONS OF SAID AGREEMENT, A COPY OF WHICH IS ON FILE WITH, AND AVAILABLE FROM, THE SECRETARY OF NEPHROS, INC.

Section 11.    Delay Periods; Suspension of Sales. Each Holder shall suspend, upon request of the Company, any disposition of Registrable Securities pursuant to the Registration Statement and Prospectus contemplated herein during (i) any period not to exceed two 30-day periods within any one 12-month period the Company requires in connection with a primary underwritten offering of equity securities and (ii) any period, not to exceed one 45-day period per circumstance or development, when the Company determines in good faith that offers and sales pursuant thereto should not be made by reason of the presence of material undisclosed circumstances or developments with respect to which the disclosure that would be required in such a prospectus is premature, would have an adverse effect on the Company or is otherwise inadvisable.

Section 12.    Miscellaneous.

(a)    Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, without the written consent of the Company and the Holders of a majority of the outstanding Registrable Securities.

(b)    Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered, return receipt requested), or air courier guaranteeing overnight delivery:

(i)    if to any Holder, at the address for such Holder set forth on the records of the Company; and

(ii)    if to the Company:

Nephros, Inc.
3960 Broadway
New York, New York 10032
Attention: President

With a copy to:

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036
Attention: Thomas D. Balliett

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

The address or person or entity to whose attention any notice or communication shall be given may be changed by notice to the other parties in accordance with the provisions of this Section 9(b).

(c)    Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Company, without the need for an express assignment; provided, however, (i) this Agreement cannot be assigned or transferred by any Holder without any prior written consent of the Company which shall not be unreasonably withheld, and (ii) nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms hereof. If any transferee of a Holder shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and such person shall be entitled to receive the benefits hereof.

(d)    Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(e)    Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(f)    Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF THE CONFLICT OF LAWS THEREOF.

(g)    Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

(h)    Jurisdiction; Forum. Each party hereto consents and submits to the exclusive jurisdiction of any state court sitting in the County of New York or federal court sitting in the Southern District of the State of New York in connection with any dispute arising out of or relating to this Agreement, and agrees that all suits, actions and proceedings brought by such party hereunder shall be brought only in such jurisdictions. Each party hereto waives any objection to the laying of venue in such courts and any claim that any such action has been brought in an inconvenient forum. To the extent permitted by law, any judgment in respect of a dispute arising out of or relating to this Agreement may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified copy of such judgment being conclusive evidence of the fact and amount of such judgment. Each party hereto agrees that personal service of process may be effected by any of the means specified in Section 12(b), addressed to such party. The foregoing shall not limit the rights of any party to serve process in any other manner permitted by law.

(i)    Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto with respect to registration rights granted with respect to Registrable Securities. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

[SIGNATURE PAGE FOLLOWS IMMEDIATELY]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

NEPHROS, INC.

By:_______________________________________
   Name:
   Title:

THE INITIAL HOLDERS:

SOUTHPAW CREDIT OPPORTUNITY MASTER FUND LP

By:_______________________________________
  Name:
  Title:

Address for Notices:

_________________________________________
(Street Address)

_________________________________________
(City)  (State/Country)  (Zip Code)

Attention:_________________________________

DISTRESSED/HIGH YIELD TRADING OPPORTUNITIES, LTD.
By: Eliteperformance Fund, Ltd., its investment manager

By:_______________________________________
  Name: Scott A. Stagg
  Title:   Portfolio Manager

Address for Notices:

_________________________________________
      (Street Address)

_________________________________________
(City)  (State/Country)    (Zip Code)

Attention:_________________________________

3V CAPITAL MASTER FUND LTD
By: 3V Capital Management LLC, its investment manager

By:_______________________________________
      Name: Scott A. Stagg
  Title: Managing Member

Address for Notices:

_________________________________________
      (Street Address)

_________________________________________
(City)  (State/Country)  (Zip Code)

Attention:_________________________________

SCHEDULE 1

Investor	Registrable Securities
3V CAPITAL MASTER FUND LTD	Common Stock issuable upon exercise of $1,500,000 aggregate principal amount of 6% Secured Convertible Notes due 2012

Distressed/High Yield Trading Opportunities, Ltd.	Common Stock issuable upon exercise of $1,500,000 aggregate principal amount of 6% Secured Convertible Notes due 2012

SOUTHPAW CREDIT OPPORTUNITY MASTER FUND LP	Common Stock issuable upon exercise of $2,000,000 aggregate principal amount of 6% Secured Convertible Notes due 2012

EXHIBIT A

Form of Counterpart Signature Page

IN WITNESS WHEREOF, the undersigned has caused this counterpart to the Registration Rights Agreement among Nephros, Inc. and the Holders (as defined therein), dated as of ______ __, 2006, as amended from time to time, to be duly executed and delivered as of _______ __, ____.

                [__________________], as an additional Holder

                By: ______________________________________
                  Name:
               Title:

                Notice Address:
                ___________________________________
                ___________________________________
                ___________________________________
                Attention: ___________________________
                Tel:(___) ___-___
                Fax:(___) ___-___

Accepted and agreed to as of the
__ day of _________, ____:

NEPHROS, INC.

By: __________________________________
Name:
Title: